UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☑	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

Real Goods Solar, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Real Goods Solar, Inc.

110 16th Street, Suite 300

Denver, Colorado 80202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FRIDAY, JUNE 2, 2017

To our shareholders:

We will hold a special meeting of shareholders of Real Goods Solar, Inc., a Colorado corporation (“we”, “us”, “our”, or “RGS Energy”), on Friday, June 2, 2017, at 10:00 a.m. local time, at the Holiday Inn Express, 401 17th Street, Denver, CO 80202 for the following purposes:

1. to approve an amendment and restatement of Real Goods Solar, Inc.’s 2008 Long-Term Incentive Plan to increase the number of shares authorized for issuance and the number of shares that a participant may receive in a fiscal year;

2. to approve the adjournment of the special meeting, if necessary to solicit additional proxies, in the event that there are not sufficient votes at the time of the special meeting to approve Proposal 1; and

3. to transact such other business as may properly come before the special meeting, or any adjournment(s) or postponement(s) thereof.

Our board of directors has fixed the close of business on April 25, 2017 as the record date for determining our shareholders entitled to notice of, and to vote at, this special meeting. A complete list of our shareholders entitled to vote at this special meeting will be available for inspection by our shareholders upon written request before this special meeting showing a proper purpose during normal business hours at our Denver, Colorado office and subject to satisfaction of other requirements set forth in our bylaws. Only shareholders of record on April 25, 2017 are entitled to notice of, and to vote at, this special meeting and any adjournments or postponements thereof.

On or about April 26, 2017, we expect to commence mailing our shareholders (other than those who previously requested electronic delivery of our proxy materials) this proxy statement and the accompanying proxy card for the special meeting. If you received your special meeting materials via email, the email contained voting instructions and links to the proxy statement and the accompanying proxy card on the Internet, which are both available at http://www.viewproxy.com/RealGoodsSolar/2017.

Our shareholders are cordially invited to attend this special meeting in person.

By Order of the Board of Directors,

April 26, 2017	/s/ Dennis Lacey
Dennis Lacey, Chief Executive Officer and Secretary

YOUR VOTE IS IMPORTANT

We urge you to vote your shares as promptly as possible.

If you have shares registered in your own name, you may vote your shares in a number of ways:

•	electronically via the Internet at www.AALVote.com/RGSE,

•	by telephone, if you are in the U.S. and Canada, by calling 1-866-804-9616, or

•	by mailing us an executed proxy card.

If you hold our shares with a broker, you may also be eligible to vote via the Internet or by telephone if your broker participates in the proxy voting program provided by Alliance Advisors LLC.

Real Goods Solar, Inc.

110 16th Street, Suite 300

Denver, Colorado 80202

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FRIDAY, JUNE 2, 2017

We are furnishing this proxy statement and the accompanying proxy card to our shareholders in connection with the solicitation of proxies by and on behalf of our board of directors for use at the special meeting of shareholders to be held on Friday, June 2, 2017, starting at 10:00 a.m. local time, at the Holiday Inn Express, 401 17th Street, Denver, CO 80202 and at any adjournment(s) or postponement(s) thereof. On or about April 26, 2017, we expect to commence mailing or giving our shareholders (other than those who previously requested electronic delivery of our proxy materials) this proxy statement and the accompanying proxy card for the special meeting.

PURPOSE OF SPECIAL MEETING

At the special meeting, our shareholders will be asked: (i) to approve an amendment and restatement of the Real Goods Solar, Inc. 2008 Long Term Incentive Plan (the “Incentive Plan”) to increase the number of shares authorized for issuance under the Incentive Plan and the number of shares that a participant may receive in a fiscal year; (ii) to approve the adjournment of the special meeting, if necessary to solicit additional proxies, in the event that there are not sufficient votes at the time of the special meeting to approve Proposal 1; and (iii) to transact such other business as may properly be brought before the special meeting. Our board of directors recommends a vote “FOR” the amendment and restatement to the Incentive Plan to increase the number of shares authorized for issuance under the Incentive Plan and for the number of shares that a participant may receive in a fiscal year and “FOR” the approval of the adjournment of the special meeting, if necessary, as further described herein.

QUORUM AND VOTING RIGHTS

The presence, in person or by proxy, of the holders of a majority of the outstanding votes eligible to be cast by our Class A common stock and Class B common stock is necessary to constitute a quorum at the special meeting. Only shareholders of record at the close of business on the record date, April 25, 2017 (the “Record Date”), will be entitled to notice of, and to vote at, the special meeting. As of the Record Date, there were 7,480,906 shares of our Class A common stock, par value $0.0001, and no shares of our Class B common stock, par value $0.0001, outstanding and entitled to vote. Holders of our Class A common stock as of the Record Date are entitled to one vote for each share held. The holders of our common stock will vote together as a single class. Cumulative voting is not permitted for any purpose. Once a quorum is present, the affirmative vote of a majority of the votes cast on Proposal 1 shall be the act of the shareholders on such proposal. Approval of Proposal 2 requires the affirmative vote of a majority of the votes represented by the holders of our Class A common stock at the special meeting, whether or not a quorum exists.

All shares of our Class A common stock represented by properly executed proxies will, unless the proxies have previously been revoked, be voted in accordance with properly executed instructions indicated in the proxies. Abstentions and broker non-votes will have no effect on the result of the vote although they will count towards the presence of a quorum for this special meeting. Any shareholder executing a proxy has the power to revoke the proxy at any time before its exercise. A proxy may be revoked before exercise by (a) filing with us a written revocation of the proxy, (b) appearing at the special meeting and voting in person, (c) voting by telephone or by using the Internet, either of which must be completed by 11:59 p.m. Eastern Time on June 1, 2017 (only your latest telephone or Internet proxy is counted), or (d) submitting to us a duly executed proxy bearing a later date.

If you are a beneficial owner of shares held in “street name” by a brokerage firm, you will provide voting instructions to the broker. In the event that you do not instruct the broker how to vote your shares, such broker may, in its discretion, choose to vote such uninstructed shares on “routine” matters only.

On or about April 26, 2017, we expect to commence mailing our shareholders (other than those who previously requested electronic delivery of our proxy materials) our proxy statement and the accompanying proxy card for the special meeting. If you received your special meeting materials via email, the email contained voting instructions and links to the proxy statement and the accompanying proxy card on the Internet, which are both available at http://www.viewproxy.com/RealGoodsSolar/2017.

This proxy statement, the proxy card and voting instructions are also being made available to shareholders at www.proxyvote.com. You may also request a printed copy of this proxy statement and the proxy card by any of the following methods: (a) telephone at 303-222-8344; (b) Internet at www.proxyvote.com; or (c) email at investorrelations@rgsenergy.com.

We will bear the cost of preparing, printing, assembling and mailing this proxy statement and other material furnished to shareholders in connection with the solicitation of proxies. In addition, our officers, directors and employees may solicit proxies by written communication or telephone. These persons will receive no special compensation for any solicitation activities. We have retained the services of MacKenzie Partners, Inc., a professional solicitation firm, as proxy solicitor for this special meeting. We expect to pay MacKenzie Partners, Inc. approximately $7,500 for the services it will perform as proxy solicitor in connection with this special meeting. Further, we will reimburse MacKenzie Partners, Inc. for its reasonable out-of-pocket expenses in connection therewith. We have also agreed to indemnify MacKenzie Partners, Inc. against certain liabilities relating to or arising out of the engagement.

UNLESS THE SHAREHOLDER GRANTING THE PROXY SPECIFIES A DIFFERENT VOTE, IT IS THE INTENTION OF THE AGENTS DESIGNATED IN THE ENCLOSED PROXY CARD TO VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF THE INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES THAT MAY BE ISSUED UNDER THE INCENTIVE PLAN AND THE NUMBER OF SHARES THAT A PARTICIPANT MAY RECEIVE IN A FISCAL YEAR AS DESCRIBED IN PROPOSAL 1 and “for” the adjournment of the Special Meeting if necessary to permit further solicitation of Proxies AS DESCRIBED IN PROPOSAL 2.

RECENT REVERSE STOCK SPLIT

On January 25, 2017, we consummated a reverse stock split of all outstanding shares of our Class A common stock at a ratio of one-for-30, whereby 30 shares of Class A common stock were combined into one share of Class A common stock (the “2017 Reverse Stock Split”). The 2017 Reverse Stock Split was previously authorized by a vote of our shareholders on January 23, 2017. We did not decrease our authorized shares of capital stock in connection with the 2017 Reverse Stock Split.

Unless otherwise stated, share amounts in this proxy statement are presented to reflect the 2017 Reverse Stock Split in all periods.

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PROPOSAL 1

AMENDMENT AND RESTATEMENT OF THE REAL GOODS SOLAR, INC. 2008 LONG-TERM INCENTIVE PLAN

(Item No. 1 on Proxy Card)

General

The board of directors recommends that the shareholders approve an amendment and restatement to the Incentive Plan to increase the number of shares of Class A common stock authorized for issuance under the Incentive Plan and the maximum number of shares that a participant may receive under the Incentive Plan in a fiscal year. The amendment and restatement, if approved, would provide that the shares of Class A common stock authorized for issuance under the Incentive Plan would be fixed at an amount that is equal to 1,900,000, and that no participant in the Incentive Plan may receive awards under the Incentive Plan for more than 500,000 shares of Class A common stock in any one fiscal year.

Currently a maximum of 52,536 shares of Class A common stock is authorized for issuance under the Incentive Plan and no participant may receive awards under the Incentive Plan for more than 16,666 shares of Class A common stock in any one fiscal year. Other than such increases, the amended Incentive Plan would be identical to the existing Incentive Plan. Included below is a summary of the material features of the Incentive Plan, as amended, a copy of which is attached to this proxy statement as Annex A. We expect to file a Registration Statement on Form S-8 with respect to the additional shares of Class A common stock to be authorized pursuant to the Plan as soon as reasonably practicable after shareholder approval and prior to the offering of any such shares.

The board of directors believes that authorizing 1,900,000 shares of Class A common stock for issuance with the Incentive Plan is in our best interests to allow us to maintain a sufficient buffer of shares to account for expected future distribution upon exercise of outstanding warrants.

The following table illustrates the percentage 1,900,000 shares of Class A commons stock to be authorized under the Incentive Plan would represent compared to the number of shares of Class A commons stock issued and outstanding on the Record Date. The table also illustrates how that percentage may change if the number of issued and outstanding shares of Class A common stock changes in the future as a result of the exercise of outstanding warrants that could be exercised at exercise prices below $4 per share:

Authorized Shares as a percentage of outstanding shares and projected outstanding shares, if warrants are exercised:

	Exercise Price	Warrants	Cumulative Outstanding Shares	Percentage of hypothetical Outstanding Shares
Outstanding shares April 25, 2017			7,480,906	25%
Series G Warrants	$1.36	8,302	7,489,208	25%
Series A, C & I Warrants	$1.27	616,679	8,105,887	23%
Series K Warrants	$3.10 - $3.875	3,895,500	12,001,387	16%
Series M Warrants	$2.40 - $3.125	1,920,000	13,921,387	14%

Our shareholders approved an amendment to the Incentive Plan at our 2016 annual meeting held November 16, 2016 to increase the number of shares authorized for issuance and the number of shares that a participant may receive in a fiscal year. Subsequent to that, on January 25, 2017, we consummated a reverse stock split of all outstanding shares of our Class A common stock at a ratio of one-for-30, whereby 30 shares of Class A common stock were combined into one share of Class A common stock. As a result of the reverse stock split, the number of shares authorized for issuance and the number of shares that a participant may receive in a fiscal year under the Incentive Plan went from 1,576,068 and 500,000, respectively, before the reverse split to 52,536 and 16,666, respectively, after the reverse split. We have not made any awards under the Incentive Plan after the amendment approved at our 2016 annual meeting held November 16, 2016.

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Equity awards have been historically and, we believe, will continue to be, an important component of our overall compensation program for all of our employees and directors. As described above, after our January 25, 2017 reverse stock split, only an insignificant number of shares of Class A common stock are available for issuance under the Incentive Plan. We believe it is important for our long-term success that the interests of our employees and directors are tied to our success as “owners” of our business. We believe that our Incentive Plan can build shareholder value by attracting and retaining talented employees and directors. In some circumstances we may also grant equity awards to consultants to provide incentives for such consultants to exert maximum efforts for our success. Since 2015, we have been unable to use equity awards as a meaningful component of our compensation program because, among other things, our reverse stock splits consummated during that time-period substantially reduced the number of shares authorized for issuance and the number of shares that a participant may receive in a fiscal year. We believe we must begin to offer a more competitive equity compensation packages in order to retain and motivate the talent necessary for our continued growth and success. We carefully monitor the equity compensation and equity holdings of our employees, directors and consultants as well as the type of equity awards we grant to ensure these awards continue to provide incentives for the recipients to work towards our success. Traditionally, stock options have been the primary focus of our equity program. The potential value of stock options is realized only if our share price increases, and so stock options provide a strong incentive for individuals to work to build shareholder value and are most attractive to individuals who share our objectives and goals. Approval of Proposal 1 will allow us to grant stock options and other equity awards at levels we determine to be appropriate in order to attract new employees and directors, retain our existing employees and directors and to provide incentives for such persons to exert maximum efforts for our success and ultimately increase stockholder value.

Summary of the Incentive Plan

The Incentive Plan was approved by our board of directors and by Gaia, Inc., our then-sole shareholder formerly named Gaiam, Inc., on January 30, 2008, amended by a vote of the shareholders at the annual meeting of shareholders held June 11, 2012, further amended by a vote of the shareholders at a special meeting of the shareholders held January 14, 2014, further amended by a vote of the shareholders at the annual meeting held November 18, 2015, and further amended by a vote of the shareholders at the annual meeting held November 16, 2016. The purpose of the Incentive Plan is to advance the interests of our company and the shareholders by providing incentives to certain employees and other key individuals who perform services for us, including those who contribute significantly to the strategic and long-term performance objectives and growth of our company. Any person who is a full or part-time employee or who performs services for our company, including each of our directors, consultants and advisors, is eligible for selection by the Incentive Plan administrator for the grant of awards under the Incentive Plan. Three officers, five non-employee directors and approximately 170 non-officer employees qualify to participate in the Incentive Plan.

Our board of directors has designated our compensation committee to administer the Incentive Plan. The Incentive Plan administrator may delegate administrative responsibilities if so permitted by applicable law, other than with respect to executive officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Incentive Plan provides for the granting of several types of awards, including stock options, stock appreciation rights, or SARs, restricted stock, restricted stock units, performance grants and other awards deemed by the Incentive Plan administrator to be consistent with the purposes of the Incentive Plan. Awards may be granted alone, or in conjunction with one or more other awards, as determined by the Incentive Plan administrator.

If our shareholders approve the amendment and restatement of the Incentive Plan described above, the maximum aggregate number of shares of Class A common stock that may be issued and outstanding, or subject to awards outstanding, under the Incentive Plan would be fixed at 1,900,000, and no participant may receive awards under the Incentive Plan for more than 500,000 shares of Class A common stock in any one fiscal year, subject to certain adjustments, such as in the event of a stock split. Currently the maximum aggregate number of shares of Class A common stock that may be issued and outstanding, or subject to awards outstanding, under the Incentive Plan cannot exceed 52,536 shares of Class A common stock, subject to adjustment as described below. Since 2008 and as of April 25, 2017, 205 shares of Class A common stock have been issued as awards or upon exercise of options granted under the Incentive Plan. As of April 25, 2017, an immaterial number of shares of Class A common stock were reserved for issuance upon exercise of outstanding options and awards. Currently, no participant may receive awards under the Incentive Plan for more than 16,666 shares of Class A common stock in any one fiscal year, subject to certain adjustments, such as in the event of a stock split.

The Class A common stock issued under the Incentive Plan may be either newly issued shares, treasury shares, reacquired shares or any combination thereof. If our Class A common stock issued as restricted stock or otherwise subject to repurchase or forfeiture rights is reacquired by us pursuant to such rights, or if any award is canceled, terminates or expires unexercised, the Class A common stock which would otherwise have been issuable pursuant to such awards will be available for issuance under new awards.

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The Incentive Plan administrator has exclusive discretion to select the employees and other key individuals performing services for us to whom awards will be granted; to determine the type, size and terms of each award; to modify within certain limits the terms of any award; to determine the time when awards will be granted; to establish performance objectives; to prescribe the form of documents representing awards under the Incentive Plan; and to make all other determinations that it deems necessary or desirable in the interpretation and administration of the Incentive Plan. The Incentive Plan administrator has the authority to administer and interpret the Incentive Plan, and its decisions are final, conclusive and binding.

Awards Under the Incentive Plan

Stock Options. A stock option, which may be a nonqualified or an incentive stock option, is the right to purchase a specified number of shares of Class A common stock at a price fixed by the Incentive Plan administrator. The option exercise price for nonqualified options may be equal to or greater than the fair market value of the Class A common stock. In the case of incentive stock options, the option exercise price may not be less than the fair market value of the underlying shares of Class A common stock on the date of grant and, with respect to incentive stock options granted to our employees or any of our affiliates who own more than 10% of the voting power of all classes of our stock or the stock of any of our affiliates, the option exercise price may not be less than 110% of fair market value on the date of the grant.

Stock options will generally expire not later than ten years or, in the case of incentive stock options granted to employees who own more than 10% of our stock, five years, after the date on which they are granted. Stock options become exercisable at such times and in such installments as the Incentive Plan administrator determines. Payment of the option exercise price must be made in full at the time of exercise in cash, by tendering to us shares of Class A common stock, by a combination thereof or by any other means that the Incentive Plan administrator deems appropriate, which may include the surrender of rights in one or more outstanding awards.

Stock Appreciation Rights. A SAR provides the holder with the rights to receive, without payment to us, cash, Class A common stock, other property or any combination thereof, based on the increase in the value of the number of shares of Class A common stock specified in the award over a specified period of time. SARs may be granted either alone or in conjunction with other awards under the Incentive Plan. The holder of a SAR may elect between exercising the underlying option for shares of Class A common stock or surrendering the SAR in exchange for the receipt of a cash payment equal to the excess of the fair market value on the surrender date over the exercise price, times the number of shares of Class A common stock subject to the award. The Incentive Plan administrator will establish the terms and conditions of SARs, including the exercise price per share and the term of each SAR.

Restricted Stock and Restricted Stock Units. A restricted stock award is an award of a number of shares of Class A common stock that are subject to certain restrictions, such as a requirement that the shares of Class A common stock shall be forfeited if the holder’s employment or performance of services for us terminates. RSUs are awards denominated in units of shares of Class A common stock under which the settlement of the award is subject to such conditions and terms (such as continued employment with our company) as the Incentive Plan administrator may determine appropriate. RSUs may be settled in cash, shares of Class A common stock or a combination of the foregoing, as determined by the Incentive Plan administrator on the grant date. The Incentive Plan administrator will determine whether participants holding shares of restricted stock or RSUs are entitled to receive dividends and other distributions paid with respect to those shares during the period of restriction, prior to the time such shares are reflected as outstanding shares on RGS Energy’s stock ledger.

Performance Grants. Performance grants are grants of cash, shares of Class A common stock, or other consideration such as other of our company’s securities or property or a combination thereof that is paid based on the performance of the holder, our company, one or more of our subsidiaries, divisions or units, or any combination thereof. The award of a performance grant entitles the recipient to receive a specified amount determined by the Incentive Plan administrator, if the terms and conditions specified in the Incentive Plan and the award, including performance objectives which must be set within the first 90 days of any performance period, are satisfied. Payment of any amount with respect to a performance grants will be made by RGS Energy as promptly as practicable after the end of the award period specified in the award or at such other time or times as the Incentive Plan administrator may determine, and may be made in cash, shares of Class A common stock, other securities or property of RGS Energy, or any combination thereof or in such other manner, as determined by the Incentive Plan administrator in its discretion.

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Additional Information

Under the Incentive Plan, if any change in the outstanding shares of Class A common stock occurs by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Class A common stock without our receipt of consideration, then the number of shares of Class A common stock underlying and the exercise price of any outstanding awards shall be proportionately adjusted. If any change in the outstanding shares of Class A common stock occurs by reason of any split-up, split-off, spin-off, merger, rights offering, reorganization, sale by us of all of our assets, distribution to shareholders (other than a stock split, stock dividend or a normal cash dividend on the Class A common stock) or other extraordinary or unusual event (other than a stock split or stock dividend on the Class A common stock as provided above), then, unless otherwise provided in an individual award agreement, our compensation committee shall make an equitable adjustment in the terms of any outstanding award or in the number of shares of Class A common stock available for awards.

The Incentive Plan permits the Incentive Plan administrator to determine whether it is advisable for us or any of our affiliates to provide financing in connection with the exercise of an award and the payment of related taxes, or to assist in obtaining financing from a bank or other third party in this regard. Such assistance may take any form permitted by applicable law and be on such terms as the Incentive Plan administrator considers appropriate, which may include a direct loan, a guaranty of the obligation to a third party or the maintenance by us or any of our affiliates of deposits with a bank or third party.

The Incentive Plan administrator may permit payment of taxes required to be withheld with respect to an award in any appropriate manner, which may include by the surrender to us of shares of Class A common stock owned by such person or that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such award.

Generally, no awards under the Incentive Plan may be assigned or transferred in whole or in part, either directly or by operation of law or otherwise (except in the event of a holder’s death), although the Incentive Plan administrator may approve transfers of awards to certain permitted transferees as defined under the Incentive Plan.

The expenses of the Incentive Plan are borne by us. The Incentive Plan will terminate upon the earlier of the adoption of a resolution by the board of directors terminating the Incentive Plan or ten years following the effective date, unless extended by action of the board of directors for up to an additional five years for the grant of awards other than incentive stock options. The board of directors may amend the Incentive Plan at any time and from time to time for any purpose consistent with the goals of the Incentive Plan. However, if failure to obtain shareholder approval would adversely affect compliance of the Incentive Plan with Rule 16b-3 promulgated under the Exchange Act, or other applicable law or regulation, no amendment will be effective unless and until approved by shareholders.

Benefits Under the Amended Incentive Plan

The benefits that will be awarded or paid under the amended Incentive Plan are not currently determinable. Awards granted under the amended Incentive Plan are within the discretion of the Incentive Plan administrator, and the administrator has not determined future awards or who might receive them.

Equity Compensation Plan Information

The following table summarizes equity compensation plan information for our Class A common stock as of December 31, 2016:

	Number of securities to be issued upon exercise of outstanding options and rights	Weighted average exercise price of outstanding options, and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	205	$15,880	52,331

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U.S. Federal Income Tax Consequences

The following is a summary of the principal current U.S. federal income tax consequences of transactions under the Incentive Plan. This summary does not describe all federal tax consequences under the Incentive Plan, nor does it describe state, local or foreign tax consequences.

Incentive Stock Options. No taxable income is realized by the employee upon the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may result in alternative minimum tax liability for the employee. If the employee does not dispose of the shares of Class A common stock received upon exercise of an incentive stock option within two years from the date of grant (or within one year after the transfer of such shares of Class A common stock to the employee), then upon sale of such shares of Class A common stock, any amount realized in excess of the exercise price will be taxed to the employee as a long-term capital gain and any loss sustained will be a long-term capital loss. In that case, no deduction will be allowed to RGS Energy for U.S. federal income tax purposes.

If the shares of Class A common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above, generally the employee will realize ordinary income in the year of disposition. The ordinary income will equal the amount of the excess (if any) of the fair market value of the shares of Class A common stock at exercise (or, if less, the amount realized on an arms’ length sale of such shares of Class A common stock) over the exercise price thereof, and RGS Energy will be entitled to deduct such amount. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by RGS Energy. Special rules may apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of Class A common stock.

If an incentive stock option is exercised at a time when it does not qualify for the tax treatment described above, the option is treated as a nonqualified stock option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (one year following termination of employment by reason of permanent and total disability), except in certain cases where the incentive stock option is exercised after the death of an employee.

Nonqualified Options. No income is realized by the employee at the time a nonqualified stock option is granted under the Incentive Plan. Generally, at exercise, ordinary income is realized by the employee in an amount equal to the difference between the option price and the fair market value of the shares of Class A common stock on the date of exercise, and RGS Energy receives a tax deduction for the same amount. At disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss, depending on how long the shares of Class A common stock have been held.

Vote Required

Approval of this Proposal 1 requires the affirmative vote of a majority of the votes cast “FOR” or “AGAINST” the proposal. For purposes of determining the number of votes cast on the matter, only those cast “FOR” or “AGAINST” are included, while abstentions and broker non-votes are not included.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVING THE AMENDMENT TO THE REAL GOODS SOLAR, INC. 2008 LONG-TERM INCENTIVE PLAN

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PROPOSAL 2

ADJOURNMENT OF THE SPECIAL MEETING IF NECESSARY TO PERMIT FURTHER SOLICITATION OF PROXIES

(Item No. 2 on Proxy Card)

Our shareholders are being asked to approve a proposal that will give us authority to adjourn the special meeting, if necessary for the purpose of soliciting additional proxies in favor of Proposal 1, if there are not sufficient votes at the time of the special meeting to approve Proposal 1. If this adjournment proposal is approved, our board of directors could adjourn the special meeting to any date it chooses. In addition, our board of directors could postpone the special meeting before it commences, whether for the purpose of soliciting additional proxies or for other reasons. If the special meeting is adjourned for the purpose of soliciting additional proxies, shareholders who have already submitted their proxies at any time before their use do not need to submit new proxies unless they desire to change their voting instructions. The Company does not intend to call a vote on this proposal if Proposal 1 has been approved at the special meeting.

Approval of this Proposal 2 requires the affirmative vote of a majority of the votes represented by the holders of our Class A common stock at the special meeting, whether or not a quorum exists. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Unless instructions to the contrary are specified in a properly executed and returned proxy, the proxy holders will vote the proxies received by them “FOR” this Proposal 2.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2 TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING IF NECESSARY TO PERMIT FURTHER SOLICITATION OF PROXIES

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table includes information concerning compensation for each of the last two completed fiscal years for our principal executive officer, and the other named executive officers of our company.

Name and Principal Position	Year	Salary (1)	Option Awards (2)	Totals
Dennis Lacey (3)	2016	$376,442	–	$376,442
Chief Executive Officer and Director	2015	$354,808	$47,600	$402,408
Alan Fine (4)	2016	$168,846	–	$168,846
Principal Financial Officer and Treasurer	2015	$158,538	$7,140	$165,678
Thomas Mannik (5)	2016	$133,846		$133,846
Principal Accounting Officer and Controller

(1)	(1) The Salary column represents amounts earned during those years and, because of the timing of payments, do not represent amounts paid during those years. The annual base salary rates for Mr. Lacey was $300,000 and $375,000 for portions of 2015 and $375,000 for all of 2016, for Mr. Fine, $140,000 and $160,000 for portions of 2015 and $160,000 and $185,000 for portions of 2016 and for Mr. Mannik $130,000 and $155,000 for portions of 2016.

(2)	The amounts in the Option Awards column reflect the aggregated grant date fair value of awards granted during 2016 and 2015, all of which were computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of the aggregated grant date fair value for these options are included in Note 10. Share-Based Compensation to our audited financial statements, included in Item 8 of this Annual Report. The terms of the options are described under the Outstanding Equity Awards at Fiscal Year-End Table below. We did not grant any option awards to our named executive officers during 2016.

(3)	Mr. Lacey commenced service as our Chief Executive Officer and director on August 18, 2014.

(4)	Mr. Fine commenced service as our Principal Accounting Officer on October 14, 2014 and was named the Principal Financial Officer on February 3, 2016.

(5)	Mr. Mannik commenced service as our Principal Accounting Officer on February 3, 2016.

Outstanding Equity Awards at Fiscal Year-End

The following table includes certain information with respect to unexercised options previously awarded to our executive officers named above in the Summary Compensation Table and outstanding as of December 31, 2016.

	Option Awards
	Number of Securities
	Underlying Unexercised			Option	Option
	Options (1)			Exercise	Expiration
	Exercisable	Unexercisable		Price (1)	Date (1)
Dennis Lacey	10	3	(2)	$45,120	02/28/2021
	5	-	(3)	$26,520	07/17/2021
	12	13	(4)	$24,720	08/18/2021
	22	12	(5)	$1,428	06/30/2020
Alan Fine	2	-	(6)	$31,800	07/07/2021
	3	-	(7)	$14,760	10/19/2021
	3	2	(8)	$1,428	06/30/2020
Thomas Mannik	4	3	(9)	$1,428	06/30/2020

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(1)	The exercise price of the options is equal to the closing stock market price of our Class A common stock on the date of grant and the options expire seven years from the date of grant except as noted. For further information, see Note 10. Share-Based Compensation to our audited financial statements, included in Item 8 of this Annual Report.

(2)	The options vest over five years, 2% each month commencing on February 28, 2015.

(3)	The options vest over five years, 2% each month commencing on July 17, 2015.

(4)	The options vest over five years, 2% each month commencing on August 8, 2015.

(5)	25% of the options vested immediately upon grant, and the remaining 75% of the options vest over five years, 5% each quarter commencing on June 30, 2015.

(6)	The options vest over five years, 2% each month commencing on July 7, 2015.

(7)	The options vest over five years, 2% each month commencing on October 19, 2015.

(8)	The options vest over five years, 5% each quarter commencing on June 30, 2015.

(9)	The options vest over five years, 5% each quarter commencing on June 30, 2015.

Generally Available Benefit Programs

We maintain a tax-qualified 401(k) Plan, which provides for broad-based employee participation. Our executive officers are eligible to participate in the 401(k) Plan on the same basis as other employees. We do not provide defined benefit pension plans or defined contribution retirement plans to our executives or other employees other than our 401(k) Plan described herein.

In fiscal 2016, our named executive officers were eligible to receive the same health care coverage that was generally available to our other employees. Our benefit programs include medical, dental and vision insurance, long-term and short-term disability insurance, life and accidental death and dismemberment insurance, health and dependent care flexible spending accounts, business travel insurance, wellness programs (including chiropractic, massage therapy, acupuncture, and fitness classes), relocation/expatriate programs and services, educational assistance, and certain other benefits.

Our compensation committee believes that our 401(k) Plan and the other generally available benefit programs allow us to remain competitive for employee talent, and that the availability of the benefit programs generally enhances employee productivity and loyalty to us. The main objectives of our benefits programs are to give our employees access to quality healthcare, financial protection from unforeseen events, assistance in achieving retirement financial goals, and enhanced health and productivity, in full compliance with applicable legal requirements. Typically, these generally available benefits do not specifically factor into decisions regarding an individual executive officer’s total compensation or 2008 Long-Term Incentive Plan award package.

Stock Option Grant Timing Practices

Our compensation committee administers and grants awards under our 2008 Long-Term Incentive Plan, and has granted to our chief executive officer the authority to make awards to our employees that do not report directly to the chief executive officer. During fiscal 2016, our chief executive officer, compensation committee and board of directors consistently applied the following guidelines for stock option grant timing practices:

•	New Employees: stock option grants to new hires are effective on the first day of the new employee’s employment with us or upon approval by our chief executive officer, compensation committee or board of directors, as applicable, and the exercise price for the options is set at the closing price of our Class A common stock on that date.

•	Existing Employees: stock option grants to existing employees are effective on the date that our chief executive officer, compensation committee or board of directors, as applicable, approves the grant, and the exercise price for the options is set at the closing price of our Class A common stock on that date.

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Employment Agreements and Compensation of our Named Executive Officers

On June 1, 2015, we entered into a written employment agreement with Dennis Lacey, outlining the terms of his employment as our Chief Executive Officer. Pursuant to the terms of the employment agreement, Mr. Lacey will receive an initial annual base salary of $375,000. Our board of directors may, in its sole discretion, adjust his base salary but may not reduce the base salary unless such reduction is done in connection with a broad reduction of compensation of our management.

For each fiscal year, Mr. Lacey is eligible for an annual performance bonus of up to 100% of his base salary, subject to such terms and conditions and upon achievement of performance targets as determined by the board of directors or a committee created by its board of directors. For the fiscal year ended December 31, 2015, Mr. Lacey was eligible for a performance bonus based on EBITDA (as defined in the employment agreement) targets for the nine-month period ended December 31, 2015 in the following manner: (i) if EBITDA exceeded negative $2 million but not $0, the performance bonus would have increased pro rata with EBITDA from 0% up to 50% of Mr. Lacey’s initial base salary of   $375,000, and (ii) if EBITDA exceeded $0, the performance bonus would have increased pro rata with EBITDA to an amount up to 100% of Mr. Lacey’s initial base salary of  $375,000 upon achieving EBITDA equal to or exceeding $1,949,000. Mr. Lacey must be an employee on the date a performance bonus is to be paid to be eligible to receive it. We did not pay Mr. Lacey any bonus for 2015 or 2016.

Mr. Lacey is eligible to participate in RGS’ 401K plan and is eligible for expense reimbursement for business expenses incurred in connection with his duties under his employment agreement. Mr. Lacey is also eligible for coverage under group insurance plans and to receive fringe benefits made available to RGS’ executive and management employees. RGS will pay the premiums for coverage of Mr. Lacey and his dependents under such insurance plans.

The term of the employment agreement continues until terminated and may be terminated as described below and (i) by mutual agreement between the parties, (ii) automatically upon Mr. Lacey’s death or disability, (iii) by Mr. Lacey for any or no reason upon 30 days’ prior written notice, and (iv) by RGS for “cause,” as discussed below, effective immediately. If terminated in this manner, RGS will pay to Mr. Lacey any accrued but unpaid base salary, accrued but unused vacation and reimbursable business expenses and Mr. Lacey is not entitled to any severance benefits. “Cause” is defined as Mr. Lacey (i) violating in any material respect any term of the employment agreement or a nondisclosure agreement entered into with RGS Energy in 2014, (ii) violating any RGS Energy policy, procedure or guideline that results in material harm to RGS, (iii) acting with gross negligence in the performance of his duties resulting in harm to RGS, (iv) engaging in any of the following forms of misconduct: commission of any felony or any misdemeanor involving dishonesty or moral turpitude; theft or misuse of Company’s property; illegal use or possession of any controlled substance; discriminatory or harassing behavior, whether or not illegal under federal, state or local law; or falsifying any document or making any materially false or misleading statement relating to his employment, or (v) failing to cure, within 30 days, any material injury to the economic or ethical welfare of RGS caused by his malfeasance, gross misconduct or material inattention to his duties and responsibilities under the employment agreement (such cure right being limited to one occurrence unless otherwise agreed to by the board of directors).

In addition to the foregoing, if RGS terminates Mr. Lacey’s employment without “cause,” Mr. Lacey is entitled to severance compensation equal to 12 months of his most recent base salary, which shall be payable in equal installments in accordance with RGS’ standard payroll practice. However, if RGS terminates Mr. Lacey’s employment within 12 months after the consummation of a change of control (as defined in the employment agreement and as discussed below), such severance payment shall equal 12 months of Mr. Lacey’s most recent base salary plus the maximum performance bonus that Mr. Lacey may earn for such fiscal year and shall be payable in one lump sum within 30 calendar days after termination of employment. A “change of control” means any transaction or series of related transactions (i) the result of which is that any person or persons controlling, controlled by or under common control with such person becomes the beneficial owner of more than 50% of the issued and outstanding RGS voting stock (including securities convertible or exercisable for voting stock), (ii) that results in the sale of all or substantially all of the RGS’ assets, or (iii) that results in a consolidation or merger whereby RGS is not the surviving entity. Mr. Lacey’s receipt of severance compensation is conditioned on his executing release and confidentiality agreements as further described in the employment agreement.

Furthermore, subject to notice and cure periods, Mr. Lacey may terminate the employment agreement for “good reason,” if, without Mr. Lacey’s prior consent, (i) RGS materially breaches its obligations under the employment agreement, (ii) following a change of control, the successor company fails to assume RGS’ obligations under the employment agreement, or (iii) within 12 months after a change of control, (A) Mr. Lacey is no longer the Chief Executive Officer of the surviving company, (B) his duties are materially altered or his authority is materially diminished, (C) his employment-related benefits are materially diminished, or (D) RGS’ principal executive offices are moved more than 25 miles from their current location. A termination for “good reason” is deemed to be a termination by RGS without “cause.”

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On May 31, 2015 and in connection with entering into the employment agreement, our board of directors granted Mr. Lacey options to purchase 34 shares (1,000 shares before the January 2017 Reverse Stock Split) of RGS’ Class A common stock at an exercise price of  $1,428 per share ($47.60 per share before the January 2017 Reverse Stock Split) under the Incentive Plan. At the time of grant, 25% of the options immediately vest and the remaining 75% subsequently vest in equal quarterly installments over the five-year period following the grant. The options awarded to Mr. Lacey are subject to the terms of a new standard form of Employee Stock Option Agreement adopted by the compensation committee in May 2015, under which we expect to grant options under the Incentive Plan, and includes the following terms and conditions:

•	The options expire on the seventh anniversary of the effective date of the applicable stock option grant and may not be exercised after the close of business on the applicable expiration date;

•	The options vest over a five-year period at a rate of 5.00% on the last day of each calendar quarter occurring after the effective date of the applicable grant so long as the grantee has been continuously employed from the effective date of grant through the applicable vesting date;

•	All of the unvested shares will vest immediately prior to the consummation of a change in control (which definition is substantively the same as the description of the definition of change of control in the employment agreement), provided that the grantee is an employee on the date the change in control is consummated;

•	Vesting ceases on the date the grantee ceases to be an employee;

•	Following the last day of employment, vested options may be exercised at any time during the lesser of (i) 30 days starting the day after the last date of employment, or (ii) the remaining term of the options; provided that if termination occurs (A) due to death or disability while grantee is employed, the options may be exercised at any time during the lesser of (1) one year starting the day after the last date of employment, or (2) the remaining term of the options, or (B) due to retirement, the option may be exercised at any time during the lesser of (1) the three month period commencing on the first day after the employees last day of employment, or, if employee dies during the three month period commencing on the first day after employee’s last day of employment, then the one year period commencing on the first day after the employee’s last day of employment with RGS, or (2) the remaining term of the option; and

•	In connection with their receipt of stock options under the Employee Stock Option Agreement, employees agree to be subject to typical non-disparagement, confidentiality and non-compete provisions.

Other than as described below, we have not entered into traditional employment agreements with any other named executive officers. Generally, those named executive officers who have been granted stock options, are subject to covenants concerning confidentiality, non-competition, non-solicitation of employees and customers and assignment of inventions contained in our standard form of stock option agreement executed upon grant.

Potential Payments Upon Termination or Change-in-Control

Pursuant to the terms of the employment agreement with Mr. Lacey, Mr. Lacy is entitled to receive the severance payments in the amount and pursuant to the terms described above in “Employment Agreements and Compensation for our Named Executive Officers — Dennis Lacey.”

Our standard form of stock option agreement provides that option vesting ceases upon termination of employment. A former employee may exercise vested options (i) within 30 days (generally), (ii) within three months (upon retirement at or after normal retirement age) or (iii) within one year (upon termination due to death or disability or (iv)within one year (after a change of control) after termination, but in no event after the expiration term of the applicable option. Additionally, 100% of unvested options immediately vest upon the occurrence of a change of control.

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Director Compensation Policy

During 2016, directors who were not employees of our company or its affiliates were paid an annual retainer of $20,000 plus fees of $1,000 for each in-person board meeting attended, $200 for each telephonic board meeting attended, $500 for each committee meeting attended and $200 for each telephonic committee meeting attended. Members of each standing committee receive an annual fee of $4,000 and chairpersons of each standing committee receive an annual fee of $10,000.

Director Compensation Table

The following table provides compensation information for the year ended December 31, 2016 for each director who served during 2016 and was compensated for his or her service other than as a named executive officer.

Name	Fees Earned or Paid in Cash
David Belluck	$50,600
Pavel Bouska	$31,400
Ian Bowles	$32,000
John Schaeffer	$25,400
Robert L. Scott	$44,600
Steven Kaufman (1)	$7,000

(1)	Effective April 5, 2016, Mr. Kaufman resigned as a director of the Company.

BENEFICIAL OWNERSHIP OF SHARES

The following table sets forth information with respect to the beneficial ownership of our Class A common stock as of April 25, 2017 (except as noted) for (i) each person (or group of affiliated persons) who, insofar as we have been able to ascertain, beneficially owned more than 5% of the outstanding shares of our Class A common stock, (ii) each director, (iii) each executive officer named in the Summary Compensation Table above, and (iv) all current directors and executive officers as a group. As of April 25, 2017, there were 7,480,906 shares of our Class A common stock and no shares of our Class B common stock outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Hudson Bay Master Fund, Ltd. (2)	830,288	9.99%
Intracoastal Capital, LLC (3)	518,945	6.49%
Dennis Lacey (4)	15,055	*
Alan Fine (5)	9	*
Thomas Mannik (6)	9	*
David L. Belluck (7)	2,817	*
Pavel Bouska (8)	14	*
Ian Bowles (9)	16	*
John Schaeffer (10)	9	*
Robert L. Scott (11)	10	*
All directors and executive officers as a group (8 persons) (12)	17,939	*

*	Indicates less than 1% ownership.

(1)	This table is based upon information supplied by officers, directors and principal shareholders directly to the Company or on Schedules 13D and 13G and Forms 3, 4 and 5 filed with the Securities and Exchange Commission. All beneficial ownership is direct and the beneficial owner has sole voting and investment power over the securities beneficially owned unless otherwise noted. Share amounts and percent of class include stock options exercisable and restricted stock vesting within 60 days after April 25, 2017.

(2)	According to a Schedule 13G filed on January 30, 2017 by Hudson Bay Capital Management, L.P., and information available or provided to the Company. Consists of (i) an estimated 4,000 shares of our Class A common stock issuable under the Notes (subject to a 9.99% beneficial ownership limitation; calculated using the “Conversion Price” (as defined in the Notes) floor price of $0.25); and (ii) 1,763,988 shares of over Class A common stock issuable upon exercise of warrants that are currently exercisable (subject to either a 4.99% or 9.99% beneficial ownership limitation), which together represent 9.99% of our outstanding shares of Class A common stock as of April 25, 2017. Does not include additional shares of Class A common stock issuable under the Notes and upon exercise of warrants because the holder does not have the right to receive such shares if the holder, together with certain attribution parties, would beneficially own in excess of 4.99% or 9.99%, as applicable, of the outstanding shares of our Class A common stock. Hudson Bay Capital Management, L.P., the investment manager of Hudson Bay Master Fund Ltd., has voting and investment power over these securities. Sander Gerber is the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management, L.P. Each of Hudson Bay Master Fund Ltd. and Sander Gerber disclaims beneficial ownership over these securities. The address of Hudson Bay Master Fund Ltd. is c/o Hudson Bay Capital Management LP, 777 Third Avenue, 30th Floor, New York, NY 10017.

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(3)	According to a Schedule 13G filed on February 1, 2017 by Intracoastal Capital LLC (“Intracoastal”), Mitchell P. Kopin and Daniel B. Asher and information available or provided to the Company. Consists of shares of our Class A common stock issuable upon exercise of warrants that are currently exercisable (subject to a 9.99% beneficial ownership limitation). Does not include additional shares of Class A common stock issuable upon exercise of warrants because the holder does not have the right to receive such shares if the holder, together with certain attribution parties, would beneficially own in excess of 4.99% of the outstanding shares of our Class A common stock. The reporting persons share voting power and dispositive power over the shares. Mr. Kopin and Mr. Asher, each of whom are managers of Intracoastal, have shared voting control and investment discretion over the securities held by Intracoastal. As a result, each of Mr. Kopin and Mr. Asher may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities held by Intracoastal. The address of Intracoastal and Mr. Kopin is 245 Palm Trail, Delray Beach, FL 33483. The address of Mr. Asher is 111 W. Jackson Boulevard, Suite 2000, Chicago, IL 60604.

(4)	Consists of 15,000 shares of our Class A common stock, 19 shares of our Class A common stock issuable upon exercise of stock options that are currently exercisable and 6 shares of our Class A common stock issuable upon exercise of stock options exercisable within 60 days after April 25, 2017.

(5)	Consists of 8 shares of our Class A common stock issuable upon exercise of stock options that are currently exercisable and 1 shares of our Class A common stock issuable upon exercise of stock options exercisable within 60 days after April 25, 2017.

(6)	Consists of 4 shares of our Class A common stock, 4 shares of our Class A common stock issuable upon exercise of stock options that are currently exercisable, and 1 shares of our Class A common stock issuable upon exercise of stock options exercisable within 60 days after April 25, 2017.

(7)	Consists of 2,800 shares of our Class A common stock beneficially owned by Riverside Renewable Energy Investment, LLC (“Riverside”), 7 shares of our Class A common stock, and 10 shares of our Class A common stock issuable upon exercise of stock options that are currently exercisable. Mr. Belluck is the sole manager of Riverside, and as the sole manager, he may be deemed to beneficially own the securities beneficially owned by Riverside. Mr. Belluck and Riverside share voting and investment power over the securities beneficially owned by Riverside.

(8)	Consists of 4 shares of our Class A common stock and 10 shares of our Class A common stock issuable upon exercise of stock options that are currently exercisable.

(9)	Consists of 6 shares of our Class A common stock and 10 shares of our Class A common stock issuable upon exercise of stock options that are currently exercisable.

(10)	Consists of 4 shares of our Class A common stock and 5 shares of our Class A common stock issuable upon exercise of stock options that are currently exercisable.

(11)	Consists of 10 shares of our Class A common stock issuable upon exercise of stock options that are currently exercisable.

(12)	Includes Messrs. Lacey, Fine, Mannik, Belluck, Bouska, Bowles, Schaeffer, and Scott.

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SHAREHOLDER PROPOSALS

Shareholders may submit proposals on matters appropriate for shareholder action at our annual meetings consistent with regulations adopted by the Securities and Exchange Commission and our bylaws. For shareholder proposals to be considered for inclusion in our proxy statement and proxy card relating to the 2017 annual meeting of shareholders pursuant to Rule 14a-8 promulgated under the Exchange Act, they must be received by us not later than June 14, 2017, if the 2017 annual meeting is held on or within 30 days of November 16, 2017. In the event that we elect to hold our 2017 annual meeting more than 30 days before or after November 16, 2017, such shareholder proposals would have to be received by us a reasonable time before we begin to print and send our proxy materials for the 2017 annual meeting. Such proposals must contain specified information, including, among other things, information as would be required to be included in a proxy statement under Securities and Exchange Commission rules.

In addition, under the terms of our bylaws, shareholders who desire to present a proposal for action or to nominate directors (other than proposals to be included in our proxy statement and proxy card pursuant to Rule 14a-8 promulgated under the Exchange Act) at the 2017 annual meeting of shareholders must provide notice in writing of such proposal or nomination to us no earlier than August 3, 2017 and no later than August 28, 2017 unless the date of the 2017 annual meeting is changed by more than 30 days from November 16, 2017. In the event that we elect to hold our 2017 annual meeting more than 30 days before or after November 16, 2017, such shareholder proposals would have to be received by us not less than 50 nor more than 75 days before the meeting; provided, however, that in the event that we provide less than 60 days’ notice or prior public disclosure (which shall include disclosure included within any filing we make with the Securities and Exchange Commission) of the date of such meeting to shareholders, shareholders must provide notice in writing of such proposal or nomination to us not later than the close of business on the 10th day following the date on which we provided such notice or public disclosure of the date of such meeting, whichever occurred first, for the 2017 annual meeting. Shareholder notices must contain the information required by Article II, Section 7 of our bylaws.

All proposals or other notices should be addressed to us at 110 16th Street, Suite 300, Denver, CO 80202, Attention: Corporate Secretary, Real Goods Solar, Inc.

If we do not have notice of a matter to come before an annual meeting at least 45 days before the first anniversary of the date on which we first sent our proxy materials for the prior year’s annual meeting of shareholders (unless the annual meeting in question is held more than 30 days before or after the first anniversary of the prior year’s annual meeting of shareholders), your proxy card for such annual meeting will confer discretionary authority to vote on such matter. In the event that we elect to hold an annual meeting more than 30 days before or after the first anniversary of the prior year’s annual meeting of shareholders, your proxy for such annual meeting will confer discretionary authority to vote on such matter if we do not have notice of such matter a reasonable time before we begin to send our proxy materials for such annual meeting.

Generally, Colorado law provides that only business within the purpose or purposes descried in the notice for a special meeting shareholders may be conducted as such special meeting.  If we do not have notice of a matter properly brought before a special meeting under Colorado law a reasonable time before the solicitation for such special meeting, your proxy card for such special meeting will confer discretionary authority to vote on such matter.

DELIVERY OF MATERIALS

Securities and Exchange Commission rules permit a single set of annual reports, proxy statements or Notice of Internet Availability of Proxy Materials, as applicable, to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces mailing and printing expenses. A number of brokerage firms also have instituted householding. In accordance with a notice that is being sent to certain beneficial shareholders (who share a single address) only one annual report, proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, will be sent to that address unless any beneficial shareholder at that address gave contrary instructions. Upon written or oral request, we will promptly deliver a copy of such materials to any shareholder requesting the same. If any beneficial or record shareholder sharing a single address wishes to receive a separate annual report, proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, or if any beneficial or record shareholders who share an address are receiving multiple copies of annual reports, proxy statements or Notices of Internet Availability of Proxy Statements and wish to receive a single set of annual reports, proxy statements or Notice of Internet Availability of Proxy Materials, as applicable, in the future, please contact: (a) if you are a beneficial shareholder, your brokerage firm, and (b) if you are a record shareholder, Computershare, either by calling 1(800) 368-5948, or by writing to Computershare Investor Services, P.O. Box 30170, College Station, TX 77842-3170. You can also contact us by email at investorrelations@rgsenergy.com or by us by calling (303) 222-8344.

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We will provide without charge to any beneficial owner of our Class A common stock as of the Record Date a copy of our Annual Report on Form 10-K, and any amendments thereto, including the financial statements and the financial statement schedules, upon written or oral request at the following address and telephone number: Real Goods Solar, Inc., 110 16th Street, Suite 300, Denver, CO 80202, Attention: Corporate Secretary, (303) 222-8300. We will also provide a list briefly describing any exhibits not contained in our Annual Report on Form 10-K and will furnish a copy of any exhibit not contained therein to a requesting shareholder upon payment of a fee to reimburse our reasonable expenses in furnishing such exhibit.

COMMUNICATION WITH THE BOARD OF DIRECTORS

Shareholders may communicate with our board of directors, including the non-management directors, by sending a letter to our Board of Directors, c/o Corporate Secretary, Real Goods Solar, Inc., 110 16th Street, Suite 300, Denver, CO 80202. Our corporate secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, our corporate secretary will submit your correspondence to the Chairman of the board of directors or to any specific director to whom the correspondence is directed.

OTHER MATTERS

Generally, Colorado law provides that only business within the purpose or purposes descried in the notice for a special meeting of shareholders may be conducted as such special meeting. Our management does not intend to present, and has no information as of the date of preparation of this proxy statement that others will present, any business at the special meeting, other than business pertaining to matters set forth in the notice of special meeting and this proxy statement. However, if other matters requiring the vote of the shareholders properly come before the special meeting, it is the intention of the persons named in the enclosed proxy to vote the proxies held by them in accordance with their best judgment on such matters.

YOUR VOTE IS IMPORTANT

WE URGE YOU TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY, OR TO VOTE BY THE INTERNET OR BY TELEPHONE PROMPTLY, SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

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ANNEX A

REAL GOODS SOLAR, INC. 2008 LONG-TERM INCENTIVE PLAN

AMENDED AND RESTATED APRIL 5, 2017, SUBJECT TO APPROVAL BY SHAREHOLDERS

Section 1. Purpose. The purpose of this Plan is to advance the interests of Real Goods and its shareholders by providing incentives to certain Eligible Persons (as defined below) who contribute significantly to the strategic and long-term performance objectives and growth of the Company.

Section 2. Definitions. Certain capitalized terms applicable to this Plan are set forth in Appendix A.

Section 3. Administration. The Committee shall administer this Plan and shall have all the powers vested in it by the terms of this Plan, such powers to include exclusive authority to select the Eligible Persons to be granted Awards under this Plan, to determine the type, size, terms and conditions of the Award to be made to each Eligible Person selected, to modify or waive the terms and conditions of any Award that has been granted, to determine the time when Awards will be granted, to establish performance objectives, to make any adjustments necessary or desirable as a result of the granting of Awards to Eligible Persons located outside the United States and to prescribe the form of the agreements evidencing Awards made under this Plan. Awards may, in the discretion of the Committee, be made under this Plan in assumption of, or in substitution for, outstanding Awards previously granted by the Company, or an entity acquired by the Company or with which the Company combines. The number of Class A Shares underlying such substitute Awards shall be counted against the aggregate number of shares of Class A Shares available for Awards under this Plan. The Committee is authorized to interpret this Plan and the Awards granted under this Plan, to establish, amend and rescind any rules and regulations relating to this Plan, and to make any other determinations that it deems necessary or desirable for the administration of this Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan, as described in this Plan, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Committee may act only by a majority of its members in office, except that the Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made to Participants or to be made to Eligible Persons. Notwithstanding the foregoing or any other provision of this Plan, the Committee shall not have the authority to accelerate the time or schedule of any payment in a manner which is not permitted under Code Section 409A, or to grant or amend any Award in any manner which would result in an inclusion of any amount in gross income under Code Section 409A(a)(1). No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by such member or officer, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under this Plan, except for such member’s or officer’s own willful misconduct or as expressly provided by law. In addition to all other rights of indemnification and reimbursement to which a member of the Committee and an officer of the Company may be entitled, Real Goods shall indemnify and hold harmless each such member or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed proceeding or suit in connection with the performance of duties under this Plan against expenses (including reasonable attorneys’ fees), judgments, fines, liabilities, losses and amounts paid in settlement actually and reasonably incurred by him in connection with such proceeding or suit, except for his own willful misconduct or as expressly provided otherwise by law. Expenses (including reasonable attorneys’ fees) incurred by such a member or officer in defending any such proceeding or suit shall be paid by Real Goods in advance of the final disposition of such proceeding or suit upon receipt of a written affirmation by such member or officer of his good faith belief that he has met the standard of conduct necessary for indemnification and a written undertaking by or on behalf of such member or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by Real Goods as authorized in this Section.

Section 4. Participation. Consistent with the purposes of this Plan, the Committee shall have exclusive power to select the Eligible Persons who may participate in this Plan and be granted Awards under this Plan. Eligible Persons may be selected individually or by groups or categories, as determined by the Committee in its discretion.

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Section 5. Awards under this Plan.

(a) Types of Awards . Awards under this Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Restricted Stock Units, (v) Performance Grants and (vi) any other type of Award deemed by the Committee in its discretion to be consistent with the purposes of this Plan (including, but not limited to, Awards of or options or similar rights granted with respect to unbundled stock units or components thereof, and Awards to be made to Participants who are foreign nationals or are employed or performing services outside the United States).

(b) Maximum Number of Shares that May be Issued. The maximum aggregate number of Class A Shares that may be issued and outstanding, or subject to Awards outstanding, under the Plan cannot exceed 1,900,000 Class A Shares, subject to adjustment as provided in Section 15. No Eligible Person may receive Awards under this Plan for more than 500,000 Class A Shares in any one fiscal year of the Company, subject to adjustment as provided in Section 15. Class A Shares issued pursuant to this Plan may be either authorized but unissued shares, treasury shares, reacquired shares or any combination thereof. If any Class A Shares issued as Restricted Stock, Restricted Stock Units or otherwise subject to repurchase or forfeiture rights are reacquired by the Company pursuant to such rights or, if any Award is canceled, terminates or expires unexercised, any Class A Shares that would otherwise have been issuable pursuant thereto will be available for issuance under new Awards.

(c) Rights with Respect to Class A Shares and Other Securities. Except as provided in subsection 8(c) with respect to Awards of Restricted Stock and unless otherwise determined by the Committee in its discretion, a Participant to whom an Award is made (and any person succeeding to such a Participant’s rights pursuant to this Plan) shall have no rights as a shareholder with respect to any Class A Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date of the issuance of a book entry or stock certificate to such Participant for such Class A Shares or other instrument of ownership, if any. Except as provided in Section 15, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such book entry or stock certificate or other instrument of ownership, if any, is required to be issued based upon the date any Award was exercised. In all events, a Participant with whom an Award agreement is made to issue Class A Shares in the future shall have no rights as a shareholder with respect to such Class A Shares related to such agreement until issuance to such Participant of a book entry or stock certificate representing such shares.

Section 6. Stock Options. The Committee may sell Purchased Options or grant other Stock Options either alone, or in conjunction with other Awards, either at the time of grant or by amendment thereafter; provided that an Incentive Stock Option may be granted only to Eligible Persons who are employees of Real Goods (or any parent or subsidiary of Real Goods) and who have other Awards only to the extent that such other Awards do not disqualify the Incentive Stock Option’s status as such under the Code. Each Stock Option granted or sold under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this Plan, and with such other terms and conditions, including, but not limited to, restrictions upon the Stock Option or the Class A Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish.

(a) The exercise price of a Stock Option may be equal to or greater than the Fair Market Value of the Class A Shares subject to such Stock Option at the time the Stock Option is granted, as determined by the Committee; provided, however, that in the case of an Incentive Stock Option granted to a Ten Percent Employee, such exercise price shall not be less than 110% of such Fair Market Value at the time the Stock Option is granted.

(b) The Committee shall determine the number of Class A Shares to be subject to each Stock Option. In the case of a Stock Option awarded in conjunction with another Award, the number of Class A Shares subject to an outstanding Stock Option may be reduced on an appropriate basis to the extent that the other Award has been exercised, paid to or otherwise received by the Participant, as determined by the Committee.

(c) Any Stock Option may be exercised during its term only at such time or times and in such installments as the Committee may establish.

(d) A Stock Option shall not be exercisable:

(i) in the case of any Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Stock Option, after the expiration of ten years from the date it is granted; and

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(ii) unless payment in full is made for the shares being acquired thereunder at the time of exercise as provided in subsection 6(i).

(e) The Committee shall determine in its discretion and specify in each agreement evidencing a Stock Option the effect, if any, the termination of the Participant’s employment with or performance of services for the Company shall have on the exercisability of the Stock Option; provided, however, that an Incentive Stock Option shall not be exercisable at a time that is beyond the time an Incentive Stock Option may be exercised in order to qualify as such under the Code and provided, further, that if a Participant’s employment is terminated for a reason other than “cause” (as defined in such Participant’s Award agreement or employment agreement, if any), then such Participant’s right to exercise his or her Stock Options (to the extent that the Participant is entitled to exercise on the date employment terminates) shall continue until the earlier of the option expiration date or (i) at least six (6) months from the date of termination if termination was caused by death or disability and (ii) at least thirty (30) days from the date of termination if termination was caused by other than death or disability.

(f) It is the intent of Real Goods that Nonqualified Stock Options granted under this Plan not be classified as Incentive Stock Options, that the Incentive Stock Options granted under this Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 and the other appropriate provisions of the Code and any implementing regulations (and any successor provisions thereof), and that any ambiguities in construction shall be interpreted in order to effectuate such intent. If a Stock Option is intended to be an Incentive Stock Option, and if for any reason such Stock Option (or portion thereof) shall fail to qualify as an Incentive Stock Option, then, to the extent of such failure, such Stock Option (or portion thereof) shall be regarded as a Nonqualified Stock Option granted under this Plan; provided, that, such Stock Option (or portion thereof) otherwise complies with this Plan’s requirements relating to Nonqualified Stock Options. In no event shall any member of the Committee or the Company (or its employees, officers or directors) have any liability to any Participant (or any other person) due to the failure of a Stock Option to qualify for any reason as an Incentive Stock Option.

(g) A Purchased Option may contain such additional terms not inconsistent with this Plan, including but not limited to the circumstances under which the purchase price of such Purchased Option may be returned to the holder of the Purchased Option, as the Committee may determine in its sole discretion.

(h) For purposes of payments made to exercise Stock Options, such payment shall be made in such form (including, but not limited to, cash, Class A Shares, the surrender of all or part of an Award or another outstanding Award under this Plan or any combination thereof) as the Committee may determine in its discretion.

Section 7. Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights either alone, or in conjunction with other Awards, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this Plan, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Class A Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish.

(a) The Committee shall determine the number of Class A Shares to be subject to each Award of Stock Appreciation Rights. In the case of an Award of Stock Appreciation Rights awarded in conjunction with another Award, the number of Class A Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on an appropriate basis to the extent that the other Award has been exercised, paid to or otherwise received by the Participant, as determined by the Committee.

(b) The Committee shall determine in its discretion and specify in each agreement evidencing an Award of Stock Appreciation Rights the effect, if any, the termination of the Participant’s employment with or performance of services for the Company shall have on the exercisability of the Award of Stock Appreciation Rights.

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(c) An Award of Stock Appreciation Rights shall entitle the holder to exercise such Award or to surrender unexercised another Award (or any portion of such other Award) to Real Goods and to receive from Real Goods in exchange thereof, without payment to Real Goods, that number of Class A Shares having an aggregate value equal to (or, in the discretion of the Committee, less than) the excess of the Fair Market Value of one share, at the time of such exercise, over the exercise price, times the number of shares subject to the Award, or portion thereof, that is so exercised or surrendered, as the case may be. The Committee shall be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or Other Real Goods Securities or property, or other forms of payment or any combination thereof, as determined by the Committee, equal to the aggregate value of the Class A Shares it would otherwise be obligated to deliver. Any such election by the Committee shall be made as soon as practicable after the receipt by the Committee of written notice of the exercise of the Stock Appreciation Right.

(d) A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the related Stock Option (or other Award), or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in subsection 7(d) of this Agreement.

Section 8. Restricted Stock and Restricted Stock Units. The Committee may grant Awards of Restricted Stock and Restricted Stock Units either alone, or in conjunction with other Awards, either at the time of grant or by amendment thereafter. Each Award of Restricted Stock or Restricted Stock Units under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this Section and this Plan, and with such other terms and conditions as the Committee, in its discretion, shall establish.

(a) The Committee shall determine the number of Class A Shares to be issued to a Participant pursuant to the Award of Restricted Stock or Restricted Stock Units, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

(b) Until the expiration of such period as the Committee shall determine from the date on which the Award is granted and subject to such other terms and conditions as the Committee in its discretion shall establish (the “Restricted Period”), a Participant to whom an Award of Restricted Stock is made shall be issued, but shall not be entitled to the delivery of, a book entry or stock certificate representing the Class A Shares subject to such Award.

(c) Unless otherwise determined by the Committee in its discretion, a Participant to whom an Award of Restricted Stock has been made (and any person succeeding to such a participant’s rights pursuant to this Plan) shall have, after issuance of a certificate for the number of Class A Shares awarded and prior to the expiration of the Restricted Period, ownership of such Class A Shares, including the right to vote such Class A Shares and to receive dividends or other distributions made or paid with respect to such Class A Shares (provided that such Class A Shares, and any new, additional or different shares, or Other Real Goods Securities or property, or other forms of consideration that the Participant may be entitled to receive with respect to such Class A Shares as a result of a stock split, stock dividend or any other change in the corporation or capital structure of Real Goods, shall be subject to the restrictions set forth in this Plan as determined by the Committee in its discretion), subject, however, to the options, restrictions and limitations imposed thereon pursuant to this Plan.

(d) The Committee shall determine in its discretion and specify in each agreement evidencing an Award of Restricted Stock or Restricted Stock Units the effect, if any, the termination of the Participant’s employment with or performance of services for the Company during the Restricted Period shall have on such Award of Restricted Stock.

(e) The Committee may grant Awards of Dividend Equivalents to Participants in connection with Awards of Restricted Stock Units. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Class A Shares, or other investment vehicles as the Committee may specify; provided that, unless otherwise determined by the Committee, Dividend Equivalents shall be subject to all conditions and restrictions of the underlying Restricted Stock Units to which they relate.

Section 9. Performance Grants. The Committee may grant Awards of Performance Grants either alone, or in conjunction with other Awards, either at the time of grant or by amendment thereafter. The Award of a Performance Grant to a Participant will entitle him to receive a specified amount determined by the Committee (the “Actual Value”), if the terms and conditions specified in this Plan and in the Award are satisfied. Each Award of a Performance Grant shall be subject to the applicable terms and conditions of this Plan, and to such other terms and conditions, including but not limited to, restrictions upon any cash, Class A Shares, Other Real Goods Securities or property, or other forms of payment, or any combination thereof, issued with respect to the Performance Grant, as the Committee, in its discretion, shall establish, and shall be embodied in an agreement in such form and substance as is determined by the Committee.

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(a) The Committee shall determine the value or range of values of a Performance Grant to be awarded to each Participant selected for an Award and whether or not such a Performance Grant is granted in conjunction with another Award. As determined by the Committee, the maximum value of each Performance Grant (the “Maximum Value”) shall be: (i) an amount fixed by the Committee at the time the Award is made or amended thereafter, (ii) an amount that varies from time to time based in whole or in part on the then current value of the Class A Shares, Other Real Goods Securities or property, or other securities or property, or any combination thereof or (iii) an amount that is determinable from criteria specified by the Committee. Performance Grants may be issued in different classes or series having different names, terms and conditions. In the case of a Performance Grant awarded in conjunction with another Award, the Performance Grant may be reduced on an appropriate basis to the extent that the other Award has been exercised, paid to or otherwise received by the Participant, as determined by the Committee.

(b) The award period (“Award Period”) related to any Performance Grant shall be a period determined by the Committee. At the time each Award is made or within the first 90 days of any performance period, the Committee shall establish performance objectives to be attained within the Award Period as the means of determining the Actual Value of such a Performance Grant. The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the Participant, the Company or one or more of its divisions or units, or any combination of the foregoing, as the Committee shall determine, and may be applied on an absolute basis or be relative to industry or other indices or any combination thereof. The Actual Value of a Performance Grant shall be equal to its Maximum Value only if the performance objectives are attained in full, but the Committee shall specify the manner in which the Actual Value of Performance Grants shall be determined if the performance objectives are met in part. Such performance measures, the Actual Value or the Maximum Value, or any combination thereof, may be adjusted in any manner by the Committee in its discretion at any time and from time to time during or as soon as practicable after the Award Period, if it determines that such performance measures, the Actual Value or the Maximum Value, or any combination thereof, are not appropriate under the circumstances.

(c) The Committee shall determine in its discretion and specify in each agreement evidencing a Performance Grant the effect, if any, the termination of the Participant’s employment with or performance of services for the Company during the Award Period shall have on such Performance Grant.

(d) The Committee shall determine whether the conditions of a Performance Grant have been met and, if so, shall ascertain the Actual Value of the Performance Grant. If the Performance Grant has no Actual Value, the Award and such Performance Grant shall be deemed to have been canceled and the associated Award, if any, may be canceled or permitted to continue in effect in accordance with its terms. If the Performance Grant has any Actual Value and:

(i) was not awarded in conjunction with another Award, the Committee shall cause an amount equal to the Actual Value of the Performance Grant earned by the Participant to be paid to him or his permitted assignee or Beneficiary; or

(ii) was awarded in conjunction with another Award, the Committee shall determine, in accordance with criteria specified by the Committee (A) to cancel the Performance Grant, in which event no amount with respect thereto shall be paid to the Participant or his permitted assignee or Beneficiary, and the associated Award may be permitted to continue in effect in accordance with its terms, (B) to pay the Actual Value of the Performance Grant to the Participant or his permitted assignee or Beneficiary as provided below, in which event the associated Award may be canceled or (C) to pay to the Participant or his Beneficiary, the Actual Value of only a portion of the Performance Grants, in which event all or a portion of the associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Committee.

Such determination by the Committee shall be made as promptly as practicable following the end of the Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Committee shall determine, and shall be made pursuant to criteria specified by the Committee.

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(e) Payment of any amount with respect to the Performance Grants that the Committee determines to pay as provided above shall be made by Real Goods as promptly as practicable after the end of the Award Period or at such other time or times as the Committee shall determine, and may be made in cash, Class A Shares, Other Real Goods Securities or property, or other forms of payment, or any combination thereof or in such other manner, as determined by the Committee in its discretion. Notwithstanding anything in this Section to the contrary, the Committee may, in its discretion, determine and pay out the Actual Value of the Performance Grants at any time during the Award Period.

Section 10. Deferral of Compensation. The Committee shall determine whether or not an Award shall be made in conjunction with the deferral of the Participant’s salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be:

(i) forfeited to Real Goods or to other Participants or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company);

(ii) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures; and/or

(iii) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award, if any.

Notwithstanding the foregoing or any other provision of this Plan, any deferral of compensation under this Section 10 must comply with the provisions of Code Section 409A, and no deferral of compensation under this Section 10 which would result in an inclusion of any amount in gross income under Code Section 409A(a)(1) is permitted.

Section 11. Deferred Payment of Awards. The Committee may specify that the payment of all or any portion of cash, Class A Shares, Other Real Goods Securities or property, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Committee shall determine in its discretion, provided however, that any such deferral shall comply with the requirements of Code Section 409A. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Class A Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Committee in its discretion.

Section 12. Transferability of Awards. A Participant’s rights and interest under this Plan or any Award may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, the Committee may permit such transfer to a Permitted Transferee; and provided, further, that, unless otherwise permitted by the Code, any Incentive Stock Option granted pursuant to this Plan shall not be transferable other than by will, by the laws of descent and distribution, and shall be exercisable during the Participant’s lifetime only by Participant or by such Permitted Transferee.

Section 13. Amendment or Substitution of Awards under this Plan. The terms of any outstanding Award under this Plan may be amended or modified from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder and repricing of any Award) if the Committee could grant such amended or modified Award under the terms of this Plan at the time of such amendment or modification; provided that no such amendment or modification shall adversely affect in a material manner any right of a Participant under the Award without such Participant’s written consent, unless the Committee determines in its discretion that there have occurred or are about to occur significant changes in the Participant’s position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions that are determined by the Committee in its discretion to have or to be expected to have a substantial effect on the performance of the Company, or any affiliate, division or department thereof, on this Plan or on any Award under this Plan and provided further that the Committee shall not have the authority to accelerate the time or schedule of any payment in a manner which is not permitted under Code Section 409A, or to grant or amend any Award in any manner which would result in an inclusion of any amount in gross income under Code Section 409A(a)(1). The Committee may, in its discretion, permit holders of Awards under this Plan to surrender outstanding Awards in order to exercise or realize the rights under other Awards, or in exchange for the grant of new Awards, or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under this Plan.

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Section 14. Termination of a Participant. For all purposes under this Plan, the Committee shall determine whether a Participant has terminated employment with, or the performance of services for, the Company, provided, however, an absence or leave approved by the Company, to the extent permitted by applicable provisions of the Code, shall not be considered an interruption of employment or performance of services for any purpose under this Plan.

Section 15. Dilution and Other Adjustments. If any change in the outstanding Class A Shares of the Company occurs by reason of any stock split, reverse stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination, subdivision or exchange of shares, any distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event, the Committee shall make such adjustment in: (i) the aggregate number of shares that may be delivered under the Plan as described in Section 5(b) and the individual Award maximums under Section 5(b); (ii) the number and exercise price of outstanding Stock Options and outstanding Stock Appreciation Rights; (iii) the number of outstanding Restricted Stock Units; and (iv) the number of shares subject to any other Awards granted under the Plan (provided that the number of shares subject to Awards shall always be a whole number), in each case as may be determined to be appropriate by the Committee, and such adjustments shall be final, conclusive and binding for all purposes of the Plan. The Committee may also provide for the adjustment and settlement of outstanding Awards as it deems appropriate and consistent with the Plan’s purpose in the event of a change in control of Real Goods, and such adjustments or settlements shall be final, conclusive and binding for all purposes of the Plan.

Section 16. Designation of Beneficiary by Participant. A Participant may name a beneficiary to receive any payment to which such Participant may be entitled with respect to any Award under this Plan in the event of death, on a written form to be provided by and filed with the Committee, and in a manner determined by the Committee in its discretion (a “Beneficiary”). The Committee reserves the right to review and approve Beneficiary designations. A Participant may change his Beneficiary from time to time in the same manner, unless such Participant has made an irrevocable designation. Any designation of a Beneficiary under this Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated Beneficiary survives the Participant and is living on the date on which any amount becomes payable to such a Participant’s Beneficiary, such payment will be made to the legal representatives of the Participant’s estate, and the term “Beneficiary” as used in this Plan shall be deemed to include such person or persons. If there are any questions as to the legal right of any Beneficiary to receive a distribution under this Plan, the Committee in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the Participant, in which event the Company, the Board, the Committee, the Designated Administrator (if any), and the members thereof, will have no further liability to anyone with respect to such amount.

Section 17. Financial Assistance. If the Committee determines that such action is advisable, the Company may assist any Participant in obtaining financing from the Company (or under any program of the Company approved pursuant to applicable law), or from a bank or other third party, on such terms as are determined by the Committee, and in such amount as is required to accomplish the purposes of this Plan, including, but not limited to, to permit the exercise of an Award, the participation therein, and/or the payment of any taxes with respect thereto. Such assistance may take any form that the Committee deems appropriate, including, but not limited to, a direct loan from the Company, a guarantee of the obligation by the Company or the maintenance by the Company of deposits with such bank or third party.

Section 18. Miscellaneous Provisions.

(a) Any proceeds from Awards shall constitute general funds of Real Goods.

(b) Except as otherwise determined by the Committee, no fractional shares may be delivered under an Award, but in lieu thereof a cash or other adjustment may be made as determined by the Committee in its discretion.

(c) No Eligible Person or other person shall have any claim or right to be granted an Award under this Plan. Determinations made by the Committee under this Plan need not be uniform and may be made selectively among Eligible Persons under this Plan, whether or not such Eligible Persons are similarly situated. Neither this Plan nor any action taken hereunder shall be construed as giving any Eligible Person any right to continue to be employed by or perform services for the Company, and the right to terminate the employment of or performance of services by Eligible Persons at any time and for any reason is specifically reserved.

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(d) No Participant or other person shall have any right with respect to this Plan, the Class A Shares reserved for issuance under this Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of this Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.

(e) No Class A Shares, Other Company Securities, other securities or property or other forms of payment shall be issued hereunder with respect to any Award unless counsel for Real Goods shall be satisfied that such issuance will be in compliance with applicable law and any applicable rules of any stock exchange or other market quotation system on which Class A Shares are listed.

(f) It is the intent of Real Goods that this Plan comply in all respects with any applicable provisions of Rule 16b-3 and Section 162(m) with respect to Awards granted to executive officers of Real Goods, that any ambiguities or inconsistencies in construction of this Plan be interpreted to give effect to such intention and that if any provision of this Plan is found not to be in compliance with any applicable provisions of Rule 16b-3 or Section 162(m), such provision shall be deemed null and void with respect to Awards granted to executive officers of the Company to the extent required to permit such Awards to comply with Rule 16b-3 and Section 162(m). It is also the intent of Real Goods that this Plan comply in all respects with the provisions of the Code providing favorable treatment to Incentive Stock Options, that any ambiguities or inconsistencies in construction of this Plan be interpreted to give effect to such intention and that if any provision of this Plan is found not to be in compliance with the Incentive Stock Option provisions of the Code, such provision shall be deemed null and void with respect to Incentive Stock Options granted to employees of Real Goods (or any parent or subsidiary of Real Goods) to the extent required to permit such Incentive Stock Options to receive favorable treatment under the Code. It is the intent of Real Goods that this Plan comply in all respects with any applicable provisions of Code Section 409A with respect to Awards granted under this plan and any amendment or revision of such Awards, that any ambiguities or inconsistencies in construction of this Plan be interpreted to give effect to such intention and that if any provision of this Plan is found not to be in compliance with any applicable provisions of Code Section 409A such Plan provision shall be deemed null and void to the extent required to permit such Awards to comply with any applicable provisions of Code Section 409A. Specifically, the Committee shall not have the authority to accelerate the time or schedule of any payment in a manner which is not permitted under Code Section 409A or the regulations issued thereunder, or to grant or amend any Award in any manner which would result in an inclusion of any amount in gross income under Code Section 409A(a)(1).

(g) The Company shall have the right to deduct from any payment made under this Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to any obligation of Real Goods to issue Class A Shares, Other Real Goods Securities or property, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under this Plan, that the Participant (or any Beneficiary or person entitled to act) pay to Real Goods, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, Real Goods may refuse to issue Class A Shares, Other Real Goods Securities or property, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in this Plan to the contrary, the Committee may, in its discretion, permit a Participant (or any Beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate (including, but not limited to, by authorizing Real Goods to withhold, or agreeing to surrender to Real Goods on or about the date such tax liability is determinable, Class A Shares, Other Real Goods Securities or property, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a Fair Market Value equal to the amount of such taxes).

(h) The expenses of this Plan shall be borne by Real Goods; provided, however, Real Goods may recover from a Participant or his Beneficiary, heirs or assigns any and all damages, fees, expenses and costs incurred by the Company arising out of any actions taken by a Participant in breach of this Plan or any agreement evidencing such Participant’s Award.

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(i) This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under this Plan, and rights to the payment of Awards shall be no greater than the rights of the Company’s general creditors.

(j) By accepting any Award or other benefit under this Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under this Plan by the Company, the Board, the Committee or the Designated Administrator (if applicable).

(k) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder of any Class A Shares issued pursuant hereto as may be required by applicable law and any applicable rules of any stock exchange or other market quotation system on which Class A Shares are listed.

(l) The validity, construction, interpretation, administration and effect of this Plan, and of its rules and regulations, and rights relating to this Plan and to Awards granted under this Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Colorado.

(m) Records of the Company shall be conclusive for all purposes under this Plan or any Award, unless determined by the Committee to be incorrect.

(n) If any provision of this Plan or any Award is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Plan or any Award, but such provision shall be fully severable, and this Plan or Award, as applicable, shall be construed and enforced as if the illegal or invalid provision had never been included in this Plan or Award, as applicable.

(o) The terms of this Plan shall govern all Awards under this Plan and in no event shall the Committee have the power to grant any Award under this Plan that is contrary to any of the provisions of this Plan.

(p) For purposes of interpretation of this Plan, the masculine pronoun includes the feminine and the singular includes the plural wherever appropriate.

Section 19. Plan Amendment or Suspension. This Plan may be amended or suspended in whole or in part at any time from time to time by the Board. No amendment of this Plan shall adversely affect in a material manner any right of any Participant with respect to any Award previously granted without such Participant’s written consent, except as permitted under Section 13.

Section 20. Plan Termination. This Plan shall terminate upon the earlier of the following dates or events to occur:

(a) the adoption of a resolution of the Board terminating this Plan; or

(b) the close of business on the tenth anniversary of the Effective Date; provided, however, that the Board may, prior to such date, extend the term of this Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options. No termination of this Plan shall materially alter or impair any of the rights or obligations of any Participant, without such Participant’s consent, under any Award previously granted under this Plan, except that subsequent to termination of this Plan, the Committee may make amendments or modifications permitted under Section 13. Notwithstanding anything in this Plan to the contrary, the Committee shall not grant any Award pursuant to this Plan after the tenth anniversary of the earlier to occur of (i) the date this Plan is adopted by the Board and (ii) the Effective Date.

Section 21. Effective Date. This Plan shall be effective, and Awards may be granted under this Plan, on or after the Effective Date.

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APPENDIX A

The following terms shall have the meaning indicated:

“Actual Value” has the meaning set forth in Section 9.

“Award” shall mean an award of rights to an Eligible Person under this Plan.

“Award Period” has the meaning set forth in subsection 9(b).

“Beneficiary” has the meaning set forth in Section 16.

“Board” shall mean the board of directors of Real Goods.

“Class A Shares” shall mean shares of Class A Common Stock, par value $.0001 per share, of Real Goods and stock of any other class into which such shares may thereafter be changed.

“Code” shall mean the Internal Revenue Code of 1986, as it now exists or may be amended from time to time, and the rules and regulations promulgated thereunder, as they may exist or may be amended from time to time.

“Code Section 409A” shall mean Section 409A of the Code, any rules or regulations promulgated thereunder, as they may exist or may be amended from time to time, and any successor to such section.

“Committee” shall mean the person or persons responsible for administering this Plan. The Board shall constitute the Committee until the Board appoints a Board Committee, after which time the Board Committee shall constitute the Committee, provided, however, that at any time the Board may designate itself as the Committee or designate itself to administer certain of the Committee’s authority under this Plan, including administering certain Awards under this Plan, subject to satisfying the requirements of Rule 16b-3 and Section 162(m), if applicable. The Board or the Board Committee may designate a Designated Administrator to constitute the Committee or to administer certain of the Committee’s authority under this Plan, including administering certain Awards under this Plan, subject to the right of the Board or the Board Committee, as applicable, to revoke such designation at any time and to make such designation on such terms and conditions as it may determine in its discretion. For purposes of this definition, the “Board Committee” shall mean a committee of the Board designated by the Board to administer this Plan. Except as otherwise determined by the Board, the Board Committee (i) shall be comprised of not fewer than two directors, (ii) shall meet any applicable requirements under Rule 16b-3, including any requirement that the Board Committee consist of “nonemployee directors” (as defined in Rule 16b-3), (iii) shall meet any applicable requirements under Section 162(m), including any requirement that the Board Committee consist of “outside directors” (as defined in Treasury Regulation §1.162-27(e)(3)(i) or any successor regulation), and (iv) shall meet any applicable requirements of any stock exchange or other market quotation system on which Class A Shares are listed. For purposes of this definition, the “Designated Administrator” shall mean one or more persons designated by the Board or a Board Committee to act as a Designated Administrator pursuant to this Plan. Except as otherwise determined by the Board, a Designated Administrator shall only be appointed if Rule 16b-3 and Section 162(m) permits such appointment and the exercise of any authority without adversely affecting the ability of Awards to officers of Real Goods to comply with the conditions for Rule 16b-3 or Section 162(m). The resolutions of the Board or Board Committee designating the authority of the Designated Administrator shall (i) specify the total number of Class A Shares subject to Awards that may be granted pursuant to this Plan by the Designated Administrator, (ii) may not authorize the Designated Administrator to designate him or herself as the recipient of any Awards pursuant to this Plan and (iii) shall otherwise comply with the requirements of applicable law.

“Company” shall mean Real Goods and any parent, subsidiary or affiliate of Real Goods.

“Dividend Equivalents” shall mean an Award of cash or other Awards with a Fair Market Value equal to the dividends which would have been paid on the Class A Shares underlying an outstanding Award or Restricted Stock Units had such Class A Shares been outstanding.

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“Effective Date” shall mean January 30, 2008.

“Eligible Person(s)” shall mean those persons who are full or part-time employees of the Company or other individuals who perform services for the Company, including, without limitation, directors who are not employees of the Company and consultants and advisors who perform services for the Company.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it now exists or may be amended from time to time, and the rules promulgated thereunder, as they may exist or may be amended from time to time.

“Fair Market Value” shall mean such value rounded up to the nearest cent as determined by the Committee by reasonable application of a reasonable valuation method in accordance with applicable law, including Code Section 409A.

“Incentive Stock Option” shall mean a Stock Option that is an incentive stock option as defined in Section 422 of the Code. Incentive Stock Options are subject, in part, to the terms, conditions and restrictions described in Section 6.

“Maximum Value” has the meaning set forth in subsection 9(a).

“Nonqualified Stock Option” shall mean a Stock Option that is not an incentive stock option as defined in Section 422 of the Code. Nonqualified Stock Options are subject, in part, to the terms, conditions and restrictions described in Section 6.

“Other Real Goods Securities” shall mean Real Goods securities (which may include, but need not be limited to, unbundled stock units or components thereof, debentures, preferred stock, warrants, securities convertible into Class A Shares or other property) other than Class A Shares.

“Participant” shall mean an Eligible Person to whom an Award has been granted under this Plan.

“Performance Grant” shall mean an Award subject, in part, to the terms, conditions and restrictions described in Section 9, pursuant to which the recipient may become entitled to receive cash, Class A Shares, Other Real Goods Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee.

“Permitted Transferee” means, except as otherwise determined by the Committee (i), any person defined as an employee in the Instructions to Registration Statement Form S-8 promulgated by the Securities and Exchange Commission, as such Form may be amended from time to time, which persons include, as of the date of adoption of this Plan, executors, administrators or beneficiaries of the estates of deceased Participants, guardians or members of a committee for incompetent former Participants, or similar persons duly authorized by law to administer the estate or assets of former Participants, (ii) Participants’ family members who acquire Awards from the Participant other than for value, through a gift or a domestic relations order, and (iii) any trust established for the benefit of any person described in clause (i) above. For purposes of this definition, “family member” includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. For purposes of this definition, neither (i) a transfer under a domestic relations order in settlement of marital property rights; nor (ii) a transfer to an entity in which more than fifty percent of the voting interests are owned by family members (or the Participant) in exchange for an interest in that entity is considered a transfer for “value”.

“Plan” shall mean this Real Goods Solar, Inc. 2008 Long-Term Incentive Plan.

“Purchased Option” shall mean a Stock Option that is sold to an Eligible Person at a price determined by the Committee. Purchased Options are subject, in part, to the terms, conditions and restrictions described in Section 6.

“Real Goods” shall mean Real Goods Solar, Inc., a Colorado corporation.

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“Restricted Period” has the meaning set forth in subsection 8(b).

“Restricted Stock” shall mean an Award of Class A Shares that is issued subject, in part, to the terms, conditions and restrictions described in Section 8.

“Restricted Stock Units” shall mean an Award of a right to receive Class A Shares that is issued subject, in part, to the terms, conditions and restrictions described in Section 8.

“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act and any successor rule.

“Section 162(m)” shall mean §162(m) of the Code, any rules or regulations promulgated thereunder, as they may exist or may be amended from time to time, or any successor to such section.

“Stock Appreciation Right” shall mean an Award of a right to receive (without payment to Real Goods) cash, Class A Shares, Other Real Goods Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of Class A Shares specified in the Stock Appreciation Right. Stock Appreciation Rights are subject, in part, to the terms, conditions and restrictions described in Section 7.

“Stock Option” shall mean an Award of a right to purchase Class A Shares. The term Stock Option shall include Nonqualified Stock Options, Incentive Stock Options and Purchased Options.

“Ten Percent Employee” shall mean an employee of the Company who owns stock representing more than ten percent of the voting power of all classes of stock of Real Goods or any parent or subsidiary of Real Goods.

“Treasury Regulation” shall mean a final, proposed or temporary regulation of the Department of Treasury under the Code and any successor regulation.

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PROXY Real Goods Solar, Inc. PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 2, 2017 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED The undersigned hereby constitutes and appoints Dennis Lacey and Alan Fine and each of them, as proxies with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”) of Real Goods Solar, Inc. (the “Company”) in such manner as they, or any of them, may determine on any matters which may properly come before the Special Meeting or any adjournments or postponements thereof and to vote on the matters set forth on the reverse side as directed by the undersigned. The Special Meeting will be held at the Holiday Inn Express, 401 17th Street, Denver CO 80202 on June 2, 2017 at 10:00 a.m. local time. The undersigned hereby revokes any proxies previously given. THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1 – 2. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. (Continued, and to be marked, dated and signed, on the other side) FOLD AND DETACH HERE AND READ THE REVERSE SIDE Important Notice Regarding the Availability of Proxy Materials for Special Meeting of Shareholders to be held June 2, 2017 The Proxy Statement and this proxy card are available at: www.viewproxy.com/RealGoodsSolar/2017

Please mark your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 – 2. Proposal 1 – To amend and restate Real Goods Solar, Inc.’s 2008 Long-Term Incentive Plan to increase the number of shares authorized for issuance and the number of shares that a participant may receive in a fiscal year. FOR AGAINST ABSTAIN Proposal 2 – To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1. FOR AGAINST ABSTAIN To transact other business as may properly come before the meeting or any adjournment or postponement thereof. WILL ATTEND THE MEETING Date ____________________________________________________, 2017 Signature ______________________________________________________ Signature ______________________________________________________ Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary, custodian, executor, administrator, officer, trustee, guardian or attorney, please give your exact title. DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data) CONTROL NUMBER FOLD AND DETACH HERE AND READ THE REVERSE SIDE. As a shareholder of Real Goods Solar, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Standard Time, on June 1, 2017. CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone INTERNET Vote Your Proxy on the Internet: Go to www.AALvote.com/RGSE Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1 (866) 804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY